UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2016

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a) — (d)  Not applicable.

(e)  On August 12, 2016, ImmunoGen, Inc. (also referred to as “our” or “ImmunoGen”) granted performance based restricted stock awards covering 20,000 shares of our common stock to each of following “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K): Mr. David B. Johnston, Executive Vice President and Chief Financial Officer, and Ms. Sandra E. Poole, Executive Vice President, Technical Operations.  These awards were made under our 2006 Employee, Director and Consultant Equity Incentive Plan, or the 2006 Plan.

These awards vest in three equal installments upon the achievement, within five years of the date of grant (the “performance period”), of the following performance goals:

•                  Mirvetuximab soravtansine meeting its primary endpoint in a registration trial; i.e., a clinical trial designed to (A) ascertain efficacy and safety of mirvetuximab soravtansine that is needed to evaluate the overall benefit-risk relationship of the drug and to provide an adequate basis for physician labeling and (B) support the preparation and submission of a biologics license application, or BLA, for the indication under investigation in the study as and to the extent defined in 21 C.F.R. §312.21(c), or its successor regulation.

•                  Acceptance of a BLA for mirvetuximab soravtansine by the U.S. Food and Drug Administration (FDA).

•                  Receipt of marketing approval for mirvetuximab soravtansine from the FDA.

The determination of achievement of the performance goals shall be based on certification of achievement of a performance goal by the Compensation Committee of our Board of Directors.

Any shares subject to these awards that have not vested by the earlier of (i) the expiration of the performance period or (ii) the date on which the executive ceases to be an employee, director or consultant of ImmunoGen are forfeited.  The awards are also subject to the other terms and conditions set forth in the form of Performance Based Restricted Stock Award Agreement filed as an exhibit to this current report on Form 8-K, which is incorporated herein by reference, and the 2006 Plan.

(f)  Not applicable.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d): The following exhibits are being filed herewith:

Exhibit No.	Exhibit

10.1	Form of Performance Based Restricted Stock Award Agreement, dated August 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: August 17, 2016	/s/ David B. Johnston

David B. Johnston
Executive Vice President and Chief Financial Officer